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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 27, 1999
                                                          ---------------



                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                       1-11804                   34-1730488
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(State or other                (Commission                (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)


                     One Geon Center, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                            ------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

William F. Patient, chairman and chief executive officer of The Geon Company (NYSE: GON) since it became an independent public company six years ago, announced today his intention to retire. He will step down as CEO on May 6, 1999, the date of Geon's annual meeting of stockholders.

ITEM 7(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release of April 27, 1999 announcing CEO William F. Patient's intention to retire.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE GEON COMPANY




                                           By   \s\ Gregory L. Rutman
                                             --------------------------------
                                             Secretary



Dated April 28, 1999